Exhibit 99.1

Deutsche Bank Trust Company Americas

November 2, 2005

AmeriCredit Financial Services, Inc.

801 Cherry Street-Suite 3900

Fort Worth, Texas 76102

Re: Second Amended and Restated Note Purchase Agreements dated as of November 5, 2003

Ladies and Gentlemen:

Reference is made to (1) that certain Second Amended and Restated Class A-1 Note Purchase Agreement, dated as of November 5, 2003 (the "Class A-1 Note Purchase Agreement"), by and among AmeriCredit Master Trust (the "Issuer"), AmeriCredit Financial Services, Inc., individually ("AFS") and as Servicer and Seller, AmeriCredit Funding Corp. VII, individually ("AFC") and as Seller, the Class A-1 Purchasers from time to time parties thereto, the Agents parties thereto and Deutsche Bank Trust Company Americas, as Administrative Agent (the "Administrative Agent"), (2) that certain Second Amended and Restated Class A-2 Note Purchase Agreement, dated as of November 5, 2003 (the "Class A-2 Note Purchase Agreement"), by and among the Issuer, AFS, individually and as Servicer and Seller, AFC, individually and as Seller, the Class A-2 Purchasers from time to time parties thereto, the Agents parties thereto and the Administrative Agent, (3) that certain Second Amended and Restated Class B Note Purchase Agreement, dated as of November 5, 2003 (the "Class B Note Purchase Agreement"), by and among the Issuer, AFS, individually and as Servicer and Seller, AFC, individually and as Seller, the Class B Purchasers from time to time parties thereto, the Agents parties thereto and the Administrative Agent, and (4) that certain Second Amended and Restated Class C Note Purchase Agreement, dated as of November 5, 2003 (the "Class C Note Purchase Agreement"), by and among the Issuer, AFS, individually and as Servicer and Seller, AFC, individually and as Seller, the Class C Purchasers from time to time parties thereto, the Agents parties thereto and the Administrative Agent (such Note Purchase Agreements, as the same may from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Agreements"; unless otherwise defined herein, terms defined in the Agreement are used herein as therein defined).

1. Each Committed Purchaser which is a party to the Class A-2 Note Purchase Agreement, the Class B Note Purchase Agreement or the Class C Note Purchase Agreement hereby agrees, pursuant to subsection 2.2(c) of each such Note Purchase Agreement, to extend the Commitment Termination Date under each such Note Purchase Agreement to which it is a party to November 5, 2008 and hereby waives receipt of a request pursuant to such subsection 2.2(c).

2. Each Committed Purchaser which is a party to the Class A-1 Note Purchase Agreement hereby agrees, pursuant to subsection 2.2(c) of the Class A-1 Note Purchase Agreement, to extend the Commitment Termination Date under the Class A-1 Note Purchase Agreement to November 1, 2006 and hereby waives receipt of request pursuant to such subsection 2.2(c).

3. Each Committed Purchaser which is a party to the Agreements hereby agrees that the Total Commitments under each Agreement shall be reallocated and shall be as set forth on Schedule I hereto.

4. Section 3.2 of each of the Agreements is amended by deleting clause (h) and substituting, in lieu thereof, the following:

(h) the Class A-1 Notes and the Class A-2 Notes shall remain rated AAA (or the equivalent) by each Rating Agency, the Class B Notes shall remain rated AA or higher (or the equivalent) by each Rating Agency, and the Class C Notes shall remain rated A or higher (or the equivalent) by each Rating Agency and, if the Class D Notes have been rated by each Rating Agency, the Class D Notes shall remain rated BBB or higher (or the equivalent) by each Rating Agency and, if the Class E Notes have been rated by each Rating Agency, the Class E Notes shall remain rated BB or higher (or the equivalent) by each Rating Agency;

This letter (i) may not be amended or modified except by a written instrument executed by the parties hereto, (ii) shall remain in effect so long as the Agreement shall be in effect, (iii) shall be construed in accordance with and governed by the laws of the State of New York, and (iv) shall be binding on, and inure to the benefits of, the respective successors and assigns of the parties hereto.

Please signify your agreement to and acceptance of the foregoing by executing this letter in the space provided below.

Very truly yours,

DEUTSCHE BANK TRUST COMPANY

AMERICAS, as Administrative Agent

By____________________________

Title:

By____________________________

Title:

Agreed to and accepted as

of the date first above written:

AMERICREDIT FINANCIAL SERVICES, INC.

By______________________________

Title:

[Names of Purchasers]

By______________________________

Title: